                                     SCHEDULE 14A
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary proxy statement   / / Confidential, for use of the Commission
                                       only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                Samsonite Corporation
- - - --------------------------------------------------------------------------------

- - - --------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)


- - - --------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

     /x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-(i)(1), or 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
     (1)  Title of each class of securities to which transaction applies:


- - - --------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:


- - - --------------------------------------------------------------------------------
     (3   Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):


- - - --------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


- - - --------------------------------------------------------------------------------
     (5)  Total fee paid:


- - - --------------------------------------------------------------------------------
     / /  Fee paid previously with preliminary materials.


- - - --------------------------------------------------------------------------------
     / /  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


- - - --------------------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:


- - - --------------------------------------------------------------------------------
     (3)  Filing party:


- - - --------------------------------------------------------------------------------
     (4)  Date filed:


- - - --------------------------------------------------------------------------------

                                SAMSONITE CORPORATION


                                      NOTICE OF

                                         1996

                                    ANNUAL MEETING

                                         AND

                                   PROXY STATEMENT







                               YOUR VOTE IS IMPORTANT!

                   PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN YOUR
                           PROXY IN THE ENCLOSED ENVELOPE.


                                SAMSONITE CORPORATION
                            11200 East Forty-Fifth Avenue
                                Denver, Colorado 80239

                                      SAMSONITE




                                                                    May 6, 1996


Dear Samsonite Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 A.M. in the 5th Floor Auditorium B at Bear Stearns & Co., Inc., 245 Park Avenue in New York, New York on June 27, 1996. Information about the meeting, the nominees for election as directors of the Company and the other proposals to be considered at such meeting are presented in the Notice of Annual Meeting and the Proxy Statement on the following pages.

     In addition to the formal items of business to be brought before the meeting, there will be a report on our Company's operations during fiscal year 1996, which ended January 31, 1996. This will be followed by a question and answer period.

     Your participation in the Company's affairs is important, regardless of the number of shares you hold. To ensure your representation, even if you cannot attend the meeting, please sign, date and return the enclosed proxy promptly.

     We look forward to seeing you on June 27, 1996.


                              Sincerely,


                              /s/ Thomas R. Sandler

                              Thomas R. Sandler
                              SECRETARY

                               NOTICE OF ANNUAL MEETING

                                    June 27, 1996



The Annual Meeting of Stockholders of Samsonite Corporation will be held in the 5th Floor Auditorium B at Bear Stearns & Co. Inc., 245 Park Avenue in New York, New York on Thursday, June 27, 1996, at 10:00 A.M. local time for the following purposes:

     1. To elect three Class I directors for a term of three years and until their successors are elected and qualified;

     2.   Approve adoption of the 1996 Directors' Stock Plan;

     3. Authorize additional shares of Common Stock available for issuance under the 1995 Stock Option and Incentive Award Plan;

     4. To approve and ratify the appointment of KPMG Peat Marwick LLP as independent auditors; and

     5. To transact such other business as properly may come before the meeting.


Stockholders of record at the close of business on May 6, 1996, are entitled to receive notice of, and to vote at, the meeting. A list of stockholders entitled to vote will be kept at the office of Corporate Secretary, Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239, for a period of ten days prior to the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS



Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado  80239
May 6, 1996

                                  TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

SECRETARY'S LETTER

NOTICE OF ANNUAL MEETING


PROXY STATEMENT          . . . . . . . . . . . . . . . . . . . . . . . . .   1
     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .   1
     VOTING OF PROXIES   . . . . . . . . . . . . . . . . . . . . . . . . .   1
     ATTENDANCE AT ANNUAL MEETING. . . . . . . . . . . . . . . . . . . . .   2
     PROXY STATEMENT PROPOSALS . . . . . . . . . . . . . . . . . . . . . .   2
          PROPOSAL 1.    Election of Directors . . . . . . . . . . . . . .   2
                         Directors' Meetings and Compensation. . . . . . .   3
                         Certain Committees of the Board . . . . . . . . .   3
                         Compliance with Exchange Act Requirements . . . .   4
          PROPOSAL 2.    A Proposal to Approve the Samsonite
                          Corporation 1996 Directors' Stock Plan . . . . .   4
          PROPOSAL 3.    A Proposal to Authorize Additional
                          Shares for Issuance Under the Samsonite
                          Corporation 1995 Stock Option and
                          Incentive Award Plan . . . . . . . . . . . . . .   5
          PROPOSAL 4.    Approval and Ratification of Appointment
                         of Independent Auditors . . . . . . . . . . . . .   7
     DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     EXECUTIVE OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . .   8
     EXECUTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . .   9
     PERFORMANCE GRAPH   . . . . . . . . . . . . . . . . . . . . . . . . .  19
     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. . . .  20
     OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     ANNEX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     ANNEX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                                   PROXY STATEMENT


GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Samsonite Corporation ("Samsonite" or the "Company") of proxies to be voted at the Annual Meeting of the Company's stockholders on June 27, 1996. This Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 1996 are being mailed to stockholders on or about May 23, 1996. Business at the Annual Meeting will be conducted in accordance with the procedures determined by the presiding officer and generally will be limited to matters properly brought before the meeting by or at the suggestion of the Board of Directors or by a stockholder pursuant to provisions of the Company's By-laws that require advance notice and disclosure of relevant information.

     The number of voting securities of the Company outstanding on May 6, 1996, the record date for the meeting, was 15,889,450 shares of common stock, par value $.01 per share ("Common Stock"), each share being entitled to cast one vote.


VOTING OF PROXIES

     Since many of the Company's stockholders are unable to attend the Company's Annual Meeting, the Board of Directors solicits proxies to give each stockholder an opportunity to vote on all matters scheduled to come before the meeting and set forth in this Proxy Statement. Stockholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card and sign, date and return the card in the enclosed envelope.

     By completing and returning the accompanying proxy card, the stockholder authorizes Messrs. Richard R. Nicolosi and Thomas R. Sandler, as designated on the face of the proxy card, to vote all shares for the stockholder. All returned proxy cards that are properly executed will be voted as the stockholder directs. If no direction is given, the executed proxy cards will be voted FOR Proposals 1, 2, 3 and 4 described in this Proxy Statement. A proxy card may be revoked by a stockholder at any time before it is voted at the Annual Meeting by giving notice of revocation to the Company in writing, by execution of a later dated proxy card, or by attending and voting at the Annual Meeting.

     The holders of all outstanding shares of Common Stock are entitled to vote in person or by proxy on all matters that may come before the meeting. The holders of shares entitled to cast not less than a majority of the votes must be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business; all shares present in person or represented by proxy are counted for quorum purposes.

     Directors are elected by a plurality of the votes of the shares present or represented at the meeting and entitled to vote. Under applicable Delaware law, in tabulating the vote for the election of directors, broker non-votes and directions to withhold will be disregarded and will have no effect on the outcome of the vote. Where a stockholder by marking a proxy card or ballot withholds a vote on the election of any director or otherwise indicates that no vote is to be cast on any specific matter to be voted upon (including a non-vote by a broker), such votes are generally not counted as entitled to vote with respect to that election or subject matter, as the case may be.

     The vote required with respect to each of the other matters to be presented at the Annual Meeting, as well as the effect of abstentions and broker non-votes, is set forth in connection with the description of each such matter set forth herein.

ATTENDANCE AT ANNUAL MEETING

     To ensure the availability of adequate space for the Company's stockholders wishing to attend the meeting, priority seating will be given to stockholders of record, beneficial owners of the Company's stock having evidence of such ownership, or their authorized representatives, and invited guests of management. In addition, a stockholder may bring a guest. Those unable to attend may request from the Secretary a copy of the report of the proceedings of the meeting.


PROXY STATEMENT PROPOSALS

     Other than the matters to be presented by the Company as set forth in the Notice of Annual Meeting, the Company knows of no other matters that properly may be presented at the meeting. Proposals and suggestions received from stockholders are given careful consideration. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 1997 Annual Meeting if they are received by the Company on or before January 31, 1997. Any proposal should be directed to the attention of the Corporate Secretary, Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239.


PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors is classified into three classes serving staggered three-year terms. The terms of three directors expire in 1996.

     Each nominee will be elected to serve a term of three years expiring in 1999 (Class I), until a successor is elected and qualified. Each nominee has been a director since June 8, 1993, the date the Company's plan of reorganization became effective, except Mr. Rosen, who has been a director since March 1994.

     Information concerning the nominees for election as directors is presented below. Each nominee has consented to serve as a director if elected. Should any nominee become unable to accept nomination or election, it is intended that the enclosed proxy card will be voted for the election of a nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

     The ages of directors listed below are as of May 1, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

     ROBERT L. ROSEN. Age 49. Mr. Rosen is Managing General Partner of RLR Partners, L.P., a private investment partnership founded in April 1987. Since 1987, Mr. Rosen has been Chairman of the Board and Chief Executive Officer of Damon Corporation and its Predecessor which operates one of the leading clinical laboratory testing networks in the United States. Damon Corporation was acquired by Corning, Inc. on August 4, 1993. Since 1993, Mr. Rosen has been a director of the Municipal Advantage Fund, Inc., Municipal Partners Fund, Inc., Municipal Partners Fund II, Inc. and the Spring Mountain Group. Mr. Rosen is a director of Culligan Water Technologies, Inc.

     MARC J. ROWAN. Age 33. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investment. Mr. Rowan is also a director of Culligan Water Technologies, Inc., Farley, Inc., Gillett Holdings, Inc., and New World Communications Group, Inc.

     STEPHEN J. SOLARZ. Age 55. Mr. Solarz was elected, in 1974, to the House of Representatives from Brooklyn's 13th Congressional District and was re-elected eight times. In the House he served on four committees: Foreign Affairs, Merchant Marine and Fisheries, Intelligence, and the Joint Economic Committee. Mr. Solarz ranked fourth in seniority on the House Foreign Affairs Committee, where he chaired the Subcommittee on Asian and Pacific Affairs. Since his departure from the House, Mr. Solarz has been: Senior Counselor at APCO Associates, an international public affairs firm; President of Solarz and Associates, a global consulting firm, Chairman of the Central Asian American Enterprise Fund, Vice Chairman of the International Crisis Group, a Distinguished Fellow at the Carnegie Endowment for International Peace, Professor of International Affairs at George Washington University, a Member of the Board of Directors of the Brandeis University Board of Trustees as well as the National Endowment for Democracy and National Democratic Institute, and a member of the Council on Foreign Relations and the International Rescue Committee. Mr. Solarz is a director of Culligan Water Technologies, First Philippine Fund and Geophone.

DIRECTORS' MEETINGS AND COMPENSATION

     During the Company's fiscal year 1996 (the year ended January 31, 1996), the Board of Directors met six times and acted by unanimous written consent once. Each director attended 75% or more of the meetings of the Board of Directors and each committee of the Board on which he served, except for Steven
J. Solarz and R. Theodore Ammon, who each attended three of the meetings of the Board of Directors.

     Each member of the Board of Directors of the Company, other than a director employed by the Company, is entitled to receive a fee of $25,000 per annum for serving on the Board of Directors. In addition, directors are reimbursed for all reasonable travel and other expenses of attending meetings of the Board or a committee thereof.


CERTAIN COMMITTEES OF THE BOARD

     The Board of Directors has standing Audit and Compensation Committees. The Board of Directors does not have a standing Nominating Committee.

     AUDIT.   During fiscal year 1996, the members of the Audit Committee were
R. Theodore Ammon, Steven J. Green, Mark H. Rachesky and Marc J. Rowan. The current members are R. Theodore Ammon, Richard R. Nicolosi, Mark H. Rachesky and Marc J. Rowan. The Audit Committee met once formally during fiscal 1996.

     The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of the Company's independent accountants, (ii) to review the plan, scope and results of the annual audit, the independent accountants' letter of comments and management's response thereto and the scope of any non-audit services that may be performed by the independent accountants, (iii) to review the Company's policies and procedures with respect to internal accounting and financial controls and (iv) to review any changes in accounting policy.

     COMPENSATION. The Compensation Committee did not meet formally during fiscal year 1996. The current members of the Compensation Committee are R. Theodore Ammon, Robert H. Falk, Carl C. Icahn and Marc J. Rowan.

     The Compensation Committee is authorized and directed to review and approve the compensation and benefits of the executive officers, to review and approve the annual salary plans, to review management organization and development, to review and advise management regarding the benefits, including bonuses, and other terms and conditions of employment of other employees, to administer any stock option plans that may be adopted and the granting of options under such plans, and to review and recommend for the approval of the Board the compensation of directors.

     The Compensation Committee Report begins on page 9.

COMPLIANCE WITH EXCHANGE ACT REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("principal stockholders") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and principal stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during fiscal year 1996, all section 16(a) requirements applicable to officers, directors and principal stockholders were complied with, except that the Forms 3 for Mr. D. Michael Clayton and Mr. Karlheinz Tretter were filed late.

PROPOSAL 2.    A PROPOSAL TO APPROVE THE SAMSONITE CORPORATION 1996 DIRECTORS'
               STOCK PLAN.

GENERAL

     On May 15, 1996, the Board of Directors adopted the Directors' Stock Plan (the "Stock Plan"), subject to approval by the Company's stockholders. The form of the Directors' Stock Plan summarized below is attached as Annex A and the following summary is qualified in its entirety by reference to the Directors' Stock Plan attached hereto.

PURPOSE

     The purpose of the Stock Plan is to increase the proprietary interest in the Company of non-employee members of the Company's Board of Directors by permitting directors an option to receive a portion of their fees in the form of shares of the Company's Common Stock. The Stock Plan is intended to comply with Rule 16b-3 under the Exchange Act. At the present time, nine directors of the Company are eligible to participate in the Stock Plan; benefits under such plan are not presently determinable.

ADMINISTRATION

     The Stock Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors, which is comprised solely of non-employee directors. The Committee may make such rules and regulations and establish such procedures for the administration of the Stock Plan as it deems appropriate.

STOCK SUBJECT TO STOCK PLAN

     The aggregate number of shares of Common Stock which may be issued under the Stock Plan shall not exceed 200,000 shares. Such number of shares shall be proportionately further adjusted as a result of a reorganization, recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized and unissued shares or shares which have been reacquired by the Company.

DELIVERY OF STOCK

     For each fiscal quarter, commencing with the fiscal quarter beginning August 1, 1996, each non-employee director may elect to receive a whole number of shares of Common Stock equal in value to 100% of his fee payable for services as a director during such fiscal quarter in lieu of payment of his fee in cash. Such shares shall be delivered to each such director on the 15th day following the end of each fiscal quarter for which such election is in effect (the "Normal Stock Payment Date"); provided that a director shall be entitled to receive Common Stock in lieu of a fee for such quarter only to the extent that he is entitled to receive such fee. Shares shall be valued at the closing price per share of the Common Stock as reported on the NASDAQ National Market on the last business day preceding the Normal Stock Payment Date on which such closing price is reported. The value of fractional shares shall be paid in cash.

AMENDMENTS

     The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the Stock Plan in whole or in part.

TERM OF STOCK PLAN

     The Stock Plan will remain in effect until January 31, 2001, unless sooner terminated by the Board of Directors.

TAX MATTERS

     Stock issued under the Stock Plan will be generally taxable as ordinary income to a director at the time of receipt.

     On May 1, 1996, the last reported sale price of the Common Stock of the Company on the NASDAQ National Market was $18.50.


     The affirmative vote of a majority of the votes cast with respect to Proposal 2 is required for its approval. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


PROPOSAL 3.    A PROPOSAL TO AUTHORIZE ADDITIONAL SHARES FOR ISSUANCE UNDER THE
               SAMSONITE CORPORATION 1995 STOCK OPTION AND INCENTIVE AWARD PLAN

     In 1995, the Board and the stockholders adopted the Samsonite Corporation 1995 Stock Option and Incentive Award Plan (the "Stock Option Plan"), which provides for the issuance of up to 550,000 shares of Common Stock. This Proposal would amend the Stock Option Plan by increasing the number of shares available for issuance to 1,050,000, but would not amend any other term of the Stock Option Plan. This Proposal was adopted by the Board on May 15, 1996, and is being submitted to the stockholders for approval at the meeting so that the Stock Option Plan, as amended, may comply with the requirements of Rule 16b-3 ("Rule 16b-3") under the Exchange Act.

     The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to adopt this Proposal. In accordance with Delaware law, in determining whether the Proposal has received the requisite number of affirmative votes, abstentions will be counted as being present and will have the same effect as a vote against the Proposal. Broker non-votes will not be counted as present and, accordingly, will not effect the vote on this Proposal.

     As of May 6, 1996, options to purchase 541,152 shares have been granted under the Stock Option Plan.

     The following description of the Stock Option Plan is not intended to be complete and is qualified in its entirety by the complete text of the Stock Option Plan, as amended by this Proposal, a copy of which is attached hereto as Annex B.

DESCRIPTION OF THE PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

     The purpose of the Stock Option Plan is to benefit the stockholders of the Company by enabling the Company to attract and retain the services of the most highly qualified professional and managerial employees and other persons rendering services to the Company, which the Board considers essential to the long-range success of the Company, by providing long-term incentives linked to interests of the stockholders of the Company.

     The Stock Option Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee consists of two or more persons, each of whom is a "disinterested person" within the meaning of Rule 16b-3. Subject to the terms of the Stock Option Plan, the Committee has full authority to determine, among other things, the persons to whom awards under the Stock Option Plan ("Awards") will be made, the number of shares of Common Stock subject to Awards, and the specific terms and conditions applicable to Awards, including, but not limited to, the duration, vesting and exercise or other realization periods, performance criteria, if any, the circumstances for forfeiture and the form and timing of payment with respect to any Award.

     Grants of a variety of Awards, including stock options, stock appreciation rights, restricted stock and restricted stock units may be made under the Stock Option Plan to selected employees and independent contractors of the Company and its present or future subsidiaries, at the discretion of the Committee. Stock options may be either "incentive stock options," as such term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. The exercise price of a nonqualified stock option may be at or below the fair market value per share of Common Stock on the date of grant but not below 50% of Fair Market Value (as defined in the Stock Option Plan); generally, the exercise price of an incentive stock option may not be less than the fair market value per share of Common Stock on the date of grant. The stock options will become exercisable in accordance with a schedule established at the time of grant. The Committee will determine each stock option's expiration date; provided that no incentive stock option may be exercised more than ten years after the date of grant. The Stock Option Plan provides that the exercise price for stock options granted thereunder may, as determined by the Committee, be payable in cash, shares of Common Stock, a combination of cash and Common Stock or by such other payment method as the Committee may prescribe.

     In addition to the foregoing Awards, the Committee may, in its sole discretion, grant such other forms of stock- based and cash-based Awards as it may determine to be consistent with the purpose of the Stock Option Plan. Inasmuch as Awards under the Stock Option Plan will be granted at the sole discretion of the Committee and that performance criteria may vary from year to year and participant to participant, benefits under the Stock Option Plan are not determinable.

     The Stock Option Plan may, at any time and from time to time, be altered, amended, suspended, or terminated by the Board of Directors, in whole or in part; provided that no amendment that requires stockholder approval in order for the Stock Option Plan to continue to comply with Rule 16b-3 will be effective unless such amendment has been approved by the Company's stockholders. In addition, no amendment may be made that adversely affects any of the rights of a grantee under any Award theretofore granted, without such grantee's consent.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of certain United States federal income tax consequences under current federal income tax laws relating to an Award under the Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     NONQUALIFIED STOCK OPTIONS ("NQSO"). An optionee will not recognize any taxable income upon the grant of an NQSO. The Company will not be entitled to tax deduction with respect to the grant of NQSO'S.

     Upon exercise of an NQSO, the excess of the fair market value of the Common Stock on the exercise date over the exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at that time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale or other disposition of Common Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock (which begins upon such exercise) is more than one year.

     INCENTIVE STOCK OPTIONS ("ISO"). An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a corresponding tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company (or certain subsidiaries of the Company) or within 90 days after termination of employment) or if the optionee engages in a "disqualifying disposition" as described below. The excess of the fair market value, on the date of the exercise of an ISO, of the Common Stock acquired pursuant to and over the exercise price constitutes an item of tax preference for purposes of the federal alternative minimum tax.

     A sale or exchange by an optionee of Common Stock acquired upon the exercise of an ISO more than one year after the transfer of such Common Stock to such optionee and more than two years after the date of grant of the ISO generally will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the Common Stock to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such Common Stock that will have the following results: any excess of (i) the lesser of (a) the fair market value of the Common Stock at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the Common Stock over (ii) the exercise price of such ISO will be taxable as compensation income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such compensation income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4.    APPROVAL AND RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors desires to obtain from the Company's stockholders an indication of their approval or disapproval of the Board's action in appointing KPMG Peat Marwick LLP as independent auditors of the Company and its subsidiaries for the Company's fiscal year 1997 (year ending January 31, 1997).

     KPMG Peat Marwick LLP has no direct financial or any material indirect financial interest in the Company or any of its subsidiaries and during the past three years has had no connection therewith in the capacity of promotor, underwriter, voting trustee, director, or employee.

     The Board of Directors reviewed the performance of KPMG Peat Marwick LLP in prior years as well as the firm's reputation for integrity and competence in the fields of accounting and auditing, and the status of litigation involving the firm. Based on such review, the Board of Directors approved the appointment of KPMG Peat Marwick LLP as independent auditors.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make such statements as they may desire. They will also be available to respond to any questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PROPOSED AT THE MEETING:

"RESOLVED, that the appointment, by the Board of Directors of the Company, of KPMG Peat Marwick LLP as independent auditors of the Company and its subsidiary companies, for the fiscal year 1997, be and hereby is approved and ratified."

     In the event the resolution is defeated, the adverse vote will be considered a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and cost of making any substitution of auditors, it is contemplated that the appointment for the fiscal year 1997 will be permitted to stand unless the Board finds other good reasons for such a change.

DIRECTORS

     Information regarding the three directors who are nominated for election is provided under PROPOSAL 1 included elsewhere herein. The following directors are serving terms expiring in future years and are not up for election at the 1996 Annual Meeting. The terms of Messrs. Ammon, Falk, and Rachesky expire in 1997. The terms of Mr. Nicolosi, Black, Icahn, and Attal expire in 1998. Set forth below is certain information regarding each of these directors. Ages given are as of May 1, 1996.


     R. THEODORE AMMON. Age 46. Mr. Ammon was a general partner of Kohlberg Kravis Roberts & Company (a New York and San Francisco-based investment firm) from 1990 to 1992, and an executive of such firm prior to 1990. Since 1992, Mr. Ammon has been a private investor. Mr. Ammon is also a member of the Board of Directors of Host Marriott Corporation, Foodbrands America, Inc., and Culligan Water Technologies, Inc. In addition, Mr. Ammon serves on the Board of Directors of the New York YMCA and on the Board of Trustees of Bucknell University. Mr. Ammon has been Chairman of the Board and Chief Executive Officer of Big Flower Press Holdings, Inc. since 1993.

     BERNARD ATTAL. Age 33. Mr Attal has been a director of the Company since March 28, 1996, when the Board of Directors elected him to the Board. Mr. Attal is President of Heights Advisors, which acts as a financial advisor and a representative for certain European institutional investors with respect to their investments in the United States. From 1992 to 1995, Mr. Attal was a Vice President at Credit Lyonnaise Securities. Prior to 1992, Mr. Attal was Chief Financial Officer of Altus Patrimoine & Gestion, a money management firm. Mr. Attal is also a director of New California Life Holdings, Inc. and Culligan Water Technologies, Inc.

     LEON D. BLACK. Age 44. Mr. Black is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments, and of Apollo Real Estate Advisors, L.P., which serves as managing general partner of Apollo Real Estate Investment Fund, L.P., a private real estate oriented investment fund. Mr. Black is also a director of Big Flower Press, Inc., Converse, Inc., Furniture Brands International, Inc., Gillett Holdings, Inc., Telemundo Group, Inc. and Culligan Water Technologies, Inc.

     ROBERT H. FALK. Age 57. Mr. Falk has been an officer since April 1992 of Apollo Capital Management, Inc. and Lion Capital Management, Inc., which respectively act as general partners of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Falk is a limited partner of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and a limited partner of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments. From prior to 1992, Mr. Falk was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom. Mr. Falk is also a director of Converse, Inc., Culligan Water Technologies, Inc. and the Florsheim Shoe Company, Inc.

     CARL C. ICAHN. Age 60. Mr. Icahn is, and for more than five years has been, Chief Executive Officer and Chairman of the Board of Directors of Starfire Holding Corporation, which he owns, and various of its affiliated corporations, including ACF Industries, Incorporated and, since November 1990, the General Partner of American Real Estate Partners, L.P. For more than five years prior to January 8, 1993, Mr. Icahn was Chairman and Chief Executive Officer of Trans World Airlines, Inc. Mr. Icahn is a director of Culligan Water Technologies, Inc. and Cadus Pharmaceutical Corporation. ACF Industries is a manufacturer of tank and covered hopper cars and engages in the leasing and management of such cars. Trans World Airlines, Inc. is an international air carrier. In January 1992 it filed for reorganization under Chapter 11 of the United States Bankruptcy Code and was reorganized in 1993. Mr. Icahn has, directly and through his controlled companies, been an investor in equity and debt securities of third party issuers, in certain instances seeking control of such issuers.

     RICHARD R. NICOLOSI.  AGE 48.   Mr. Nicolosi was appointed President and
Chief Executive Officer effective May 15, 1996. Since 1994, Mr. Nicolosi was Senior Vice President of Scott Paper Company. From 1992 to 1994, Mr. Nicolosi was President of Nicolosi & Associates, a privately owned business consulting firm. From 1969 to 1992, Mr. Nicolosi was employed by Procter & Gamble in various positions, the latest being President, Pulp and Paper Sector, Corporate Group Vice President, as well as a member of the Executive Committee. He is a member of the Advisory Board of Directors of Domino's Pizza, Inc.

     MARK H. RACHESKY, M.D. Age 37. Dr. Rachesky has been a director of the Company since 1993. Beginning February 1990, Dr. Rachesky acted as a senior investment advisor to Carl C. Icahn and his affiliated companies and thereafter, he became Mr. Icahn's chief investment advisor. Dr. Rachesky is also the sole Managing Director of Starfire Holding Corporation, which is responsible for substantially all of Mr. Icahn's investment activities. Dr. Rachesky is a director of Culligan Water Technologies, Inc. From November 1990, Dr. Rachesky has served as a director and officer of the General Partner of American Real Estate Partners, L.P. From August 1993, Dr. Rachesky has served as a director of Cadus Pharmaceutical Corporation. From June 1987 to February 1990, Dr. Rachesky was employed by an affiliate of the Robert M. Bass Group, Inc. where he was involved in financing and investment activity.

 EXECUTIVE OFFICERS

     Executive officers of the Company are elected by and serve at the discretion of the Board of Directors. Set forth below is certain information regarding each executive officer and certain significant employees of the Company, except Mr. Nicolosi who is also a Director. For information regarding Mr. Nicolosi, see "Directors". Ages given are as of May 1, 1996.

     THOMAS J. LEONARD. Age 47. Mr. Leonard was appointed to his present position as President, Samsonite-the Americas in May 1995. He served as President, Samsonite North America from January 1994 through May 1995. He joined Samsonite in 1984 as Vice President - Marketing, then became Vice President - Marketing and Sales in 1985 before becoming Senior Vice President and General Manager of Samsonite U.S.A. in June 1987. He was appointed as President, Samsonite U.S.A. in July 1989. Prior to 1984, Mr. Leonard held sales and marketing management positions for nine years with Wilson Sporting Goods and sales management positions for four years with Procter & Gamble.

     LUC VAN NEVEL. Age 49. Mr. Van Nevel was appointed to his present position as President, Samsonite International in July 1995. Prior thereto, he had served as President, Samsonite Europe & International since June 1994. Since 1984, he has held the additional position of Managing Director of Samsonite Europe N.V., a wholly owned subsidiary of Samsonite. He was appointed as President, Samsonite Europe in July 1989. He joined Samsonite Europe N.V. in 1975 as its Manager, Financial Planning and progressed to the position of Controller of Samsonite Europe N.V. Mr. Van Nevel worked in audit and other positions with Touche Ross & Co. in Europe for five years before joining Samsonite.

     THOMAS R. SANDLER. Age 49. Sandler was appointed Chief Financial Officer and Treasurer in July 1995 and Secretary in April 1995. Mr. Sandler had been appointed Chief Financial Officer of the Company's former wholly owned subsidiary, Samsonite Corporation, on May 1, 1995. From July 1, 1994, he served as managing partner of the Denver office of BDO Seidman, an international public accounting firm. Prior to joining BDO Seidman, Mr. Sandler was a partner in the international public accounting firm of KPMG Peat Marwick LLP.

     FRANK D. STEED. Age 49. Mr. Steed became President, Samsonite U.S.A. on June 5, 1995. He served as President of American Tourister from January 1994 and held the additional position of Vice President, Sales, Marketing, & Design, Samsonite U.S.A., having been elected to that post in March 1990. He joined Samsonite in 1976.

     KARLHEINZ TRETTER. Age 53. Mr. Tretter was appointed Vice President and Managing Director of Samsonite Europe in May 1994. Since 1990, Mr. Tretter has served as Vice President of Marketing and/or Sales for Samsonite Europe.

     D. MICHAEL CLAYTON. Age 47. Mr. Clayton has been General Counsel since the Company was merged with its former Samsonite subsidiary on July 14, 1995. Effective that date, he was also elected as Vice President-Legal and Assistant Secretary of the Company. For its former Samsonite subsidiary, he served as General Counsel and Secretary from May 1985, and as its Vice President-Legal since July 1989. He joined Samsonite in 1974.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Company (the "Committee") reviews and approves the salaries and bonuses of the executive officers of the Company as well as all grants of options to purchase shares of Common Stock and other equity-based compensation awards.

          OBJECTIVES.

     The Committee's primary objectives are to retain the best qualified people and to insure that they are properly motivated to have the Company prosper over the long term. In furtherance of the foregoing, the Committee, in establishing the components and levels of compensation for its executive officers, seeks (i) to enable the Company to attract and retain highly qualified executives and (ii) to provide financial incentives in the form of cash bonuses and equity compensation in order to align the interests of executive officers more closely with those of the stockholders of the Company and to motivate such executives to increase stockholder value by improving corporate performance and profitability.

          EMPLOYMENT AGREEMENTS.

     The Company has entered into employment agreements with certain of its executive officers, including each of the named executive officers listed in the Summary Compensation Table on page 12. The Committee has considered the advisability of using employment agreements and has determined that the use of employment agreements is in the best interest of the Company because it facilitates (consistent with the Committee's overall objectives) the Company's ability to attract and retain the services of the most highly qualified executive officers. The Committee has observed that the use of employment agreements by the Company has provided long-term stability to the Company's team of senior executive officers, and the Committee has determined that the practice of using employment agreements to retain the services of such senior executive officers should continue in the future. Each such employment agreement separately reflects the terms that the Committee felt were appropriate and/or necessary to retain the services of the particular executive.

          COMPONENTS OF EXECUTIVE COMPENSATION.

     There are two components of the Company's executive compensation program:

     -  Cash compensation.
     -  Equity compensation.

          CASH COMPENSATION.

     Cash compensation is comprised of base salary and annual cash incentive bonuses. Since, as noted above, each of the named executive officers of the Company was a party to an employment agreement with the Company effective during the past fiscal year, their respective cash compensation levels were subject to the provisions of such employment agreements. After consultation with an independent consultant on executive compensation, the Committee subjectively arrived at appropriate cash compensation levels in the process of negotiating such agreements.

     The Company offers each of its executive officers an opportunity to earn additional cash compensation in the form of annual bonuses that are awarded if the Company attains specified performance goals or if the officer satisfactorily completes certain annual projects prescribed by the Board. The Committee believes that making a significant portion of executive officer compensation subject to the Company attaining specified performance goals or the successful completion of specified long-term projects motivates the executive officers to increase their individual efforts on behalf of the Company. The Committee also believes that it is appropriate that the Company's executive officers receive lower compensation when the Company does not attain its specified performance goals and higher compensation when the Company attains such goals.

     Annual bonus amounts for the named executive officers were determined pursuant to terms provided in their respective employment agreements and, as noted above, were conditioned on the Company's attainment of specified performance goals or if the officer satisfactorily completes certain annual projects prescribed by the Board.

          EQUITY COMPENSATION.

     Equity compensation is comprised of stock options and, with respect to Mr. Green, restricted stock. Stock option grants reflect the Committee's desire to provide a meaningful equity incentive for the executive to have the Company prosper over the long term. The Committee expects options to continue as a significant component of the executive compensation arrangements of the Company in the future. In that connection, options to purchase 350,098 shares under the Samsonite Corporation 1995 Stock Option and Incentive Plan were granted to certain Executive Officers of the Company as described elsewhere herein, and options to purchase 191,054 shares were granted to other officers and key employees of the Company and its subsidiaries.

          CHIEF EXECUTIVE OFFICER COMPENSATION

     In fiscal 1996, the compensation of Mr. Green was determined pursuant to the Green Agreement described in "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

          DEDUCTIBILITY OF COMPENSATION.

     Section 162(m) of the Code generally limits to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to each of its Chief Executive Officer and the four other most highest paid executive officers, to the extent such compensation is not "performance based" within the meaning of
Section 162(m). The Committee will, in general, seek to qualify compensation paid to its executive officers for deductibility under Section 162(m), although the Committee believes it is appropriate to retain the flexibility to authorize payments of compensation that may not qualify for deductibility if, in the Committee's judgment, it is in the Company's best interest to do so.

     The Compensation Committee of the Board of Directors

                         R. Theodore Ammon
                         Robert H. Falk
                         Carl C. Icahn
                         Marc J. Rowan

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid or awarded to Steven
J. Green, Chief Executive Officer of the Company, and the other four most highly compensated executive officers of the Company during the last fiscal year (collectively, the "Named Executives") for services rendered in all capacities for the last three fiscal years.


                                                                                           Long-Term Compensation
                                                               Annual Compensation                  Awards
                                                             ----------------------     ----------------------------
                                                                                        Restricted
                                                                                           Stock        Securities        All Other
                                                              Salary          Bonus        Awards       Underlying   Compensation(c)
Name/Principal Position                     Year(a)          ($/BF)(b)         ($)          ($)       Options/SARs(#)      ($/BF)
- - - -----------------------                     -------          ---------        -----     ----------    -------------- --------------
Steven J. Green. . . . . . . . . . . . .      1996            600,000             --                      2,153,668         13,060

Chairman of the Board, . . . . . . . . .      1995            600,000        500,000              --             --          9,026
President
and CEO* . . . . . . . . . . . . . . . .      1994            803,100        500,000    9,394,340(d)     840,430(e)         12,439


Thomas J. Leonard. . . . . . . . . . . .      1996            250,000        125,000                                         7,260

President, Samsonite - the . . . . . . .      1995            250,000        250,000              --             --          6,830

Americas . . . . . . . . . . . . . . . .      1994            250,000        212,500              --             --          6,657


Luc Van Nevel. . . . . . . . . . . . . .      1996        BF9,000,000    BF4,500,000                                     BF910,811
President, Samsonite . . . . . . . . . .      1995        BF9,000,000        250,000              --             --      BF737,260

International. . . . . . . . . . . . . .      1994        BF9,000,000        212,500              --             --      BF628,604


Thomas R. Sandler. . . . . . . . . . . .      1996            150,000        100,000              --             --          6,156

Chief Financial Officer,
Treasurer, and Secretary



Frank D. Steed . . . . . . . . . . . . .      1996            212,000         79,500              --             --          6,840
President, Samsonite U.S.A.. . . . . . .      1995            201,000        150,000              --             --          6,399

                                              1994            135,833         85,000              --             --          5,074

______________________

* Effective May 15, 1996, the employment of Mr. Green as Chairman of the Board, Chief Executive Officer and President ceased and effective May 21, 1996 he resigned from the Board of Directors and its committees. He was succeeded as Chief Executive Officer and President by Richard R. Nicolosi. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

(a)  Fiscal year ending January 31.

(b) Amounts in dollars except as indicated. In January 1990, Mr. Van Nevel's compensation was increased to BF9,000,000 (Belgian Francs), which, at the time, was approximately equal to $250,000. His 1996 bonus was converted to Belgian Francs at the same (original) exchange rate. At January 31, 1996, $1 was exchangeable into BF30.62.

(c) These amounts represent Company contributions to defined contribution plans and life insurance premiums paid by the Company for the benefit of the named executive:



                                                   Company               Life
                                                   pension             insurance
Name                              Year(i)        contribution           premium
- - - ----                              -------        ------------          ---------
Mr. Green. . . . . . . . . . .      1996             $4,500              $8,560
Mr. Leonard. . . . . . . . . .      1996              2,760               2,760
Mr. Van Nevel(f) . . . . . . .      1996                 --                  --
Mr. Sandler. . . . . . . . . .      1996              4,500               1,656
Mr. Steed. . . . . . . . . . .      1996              4,500               2,340

(i) Fiscal year ending January 31.


(d) Restricted stock (463,918 shares) valued at $20.25 per share, representing the closing stock price on the date of grant, June 8, 1993. Pursuant to the Green Agreement (as defined herein) (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements -- Company Contracts"), all such shares that remained subject to restrictions vested as of the effective date of the Green Agreement.

(e) Options to acquire 840,430 shares of Common Stock were granted on June 8, 1993 under the Samsonite Corporation 1993 Incentive Plan (the "1993 Incentive Plan"). Such options have an exercise price of $11.87 per share, as adjusted for by the terms of the option agreement for a spinoff transaction in fiscal 1996, and expire on June 8, 1998. The terms of the Old Options originally provided that the options became exercisable if the Company attained certain performance goals. All such options were originally to become exercisable upon the occurrence of a change of control (as defined in the 1993 Incentive Plan). Pursuant to the Green Agreement, 7/9ths of the Old Options vested on the effective date of the Green Agreement. The remaining 2/9ths of the Old Options have been canceled. In connection with the Green Agreement, the Company granted Mr. Green options to purchase 500,000 shares of Common Stock at an exercise price of $24.85 per share, and options to purchase 1,000,000 shares of Common Stock at an exercise price of $32.85 per share, as adjusted by the terms of the option agreement for a spinoff transaction in fiscal 1996. The option agreement provides that such options become exercisable on an accelerated basis if the Company attains certain performance goals. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements -- Company Contracts."

(f) Mr. Van Nevel participates in an employee benefit arrangement available to employees of the Company located in Belgium, which combines retirement and life insurance benefits. An amount based on salary is contributed by the Company on behalf of such employees in order to purchase insurance contracts that contain both a life insurance and retirement pension provision.


The following table discloses the grants of stock options during fiscal 1996 to Named Executives. All options granted during fiscal 1996 were to Mr. Green.

                      OPTION/SAR GRANTS IN FISCAL YEAR 1996

                                                                                                            Potential realizable
                                                                                                              value at assumed
                                                                                                            annual rates of stock
                                                                                                            price appreciation for
                                                          Individual Grants                                        option term
                                    --------------------------------------------------------------        --------------------------

                                    Number of       % of Total
                                   Securities       Options/SARs      Exercise
                                   Underlying        Granted to       or Base
                                  Options/SARs      Employees in       Price
Name                               Granted (#)      Fiscal Year        ($/Sh)       Expiration Date        5% ($)           10% ($)
- - - ----                              ------------      ------------      --------      ---------------       ---------        ---------

Mr. Green. . . . . . . .              653,668(a)         30%             11.87       June 8, 1998         2,144,000        4,737,000

Mr. Green. . . . . . . .              500,000            23%             24.85       May 15, 1997(b)         --               --

Mr. Green. . . . . . . .            1,000,000            47%             32.85       May 15, 1997(b)         --               --


(a) These options were originally granted on June 8, 1993. They are included in 1996 grants due to an amendment in fiscal 1996 of the original option agreement, whereby the per share option price was adjusted from $20.25 to $11.87 to reflect the spinoff transaction of Culligan Water Technologies, Inc. in fiscal 1996.

(b) The data is the table assumes that such options will expire May 15, 1997, due to the cessation of Mr. Green's employment with the Company. Otherwise, the expiration date would be February 1, 2005.

     The following table discloses, for the Named Executives, information regarding stock options that were held at the end of fiscal 1996 pursuant to various arrangements with the Company.


             AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1996 AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                    Number of              Value of Unexercised
                                   Securities                  in-the-money
                                   Underlying                  Options/SARs
                                 Options/SARs at              at Fiscal Year
                               Fiscal Year-End (#)                End ($)
                                  Exercisable/                  Exercisable/
Name                              Unexercisable               Unexercisable(a)
- - - ----                           -------------------         --------------------

Mr. Green . . . . . . . .      653,668/1,500,000                    0/0


(a)Total value of options based on fair market value of Common Stock of $9.375 as of January 31, 1996. There were no awards under long-term incentive plans to any Named Executives in fiscal 1996.


PENSION PLAN TABLE

     The U.S. executives are participants in the Samsonite Retirement Income Plan (the "Samsonite Pension Plan") and the Supplementary Executive Retirement Plan (the "SERP"). The Pension Plan is a qualified defined benefit plan which provides benefits to the participants retiring at normal retirement age calculated based on years of service and average compensation (as defined by the pension plan), net of offsets for Social Security benefits. The SERP, which is a nonqualified unfunded plan, was adopted on December 1, 1995 and provides to eligible executives retirement benefits on compensation and benefits in excess of Internal Revenue Code maximums for qualified plans.

     The following table shows the estimated hypothetical annual benefits payable pursuant to the defined benefit plan and the SERP to persons retiring at their normal retirement age in 1996 in specified eligible compensation and years of service classifications.

                                          Years of Service
                  --------------------------------------------------------------
Remuneration              15           20           25           30           35
- - - ------------      ----------   ----------   ----------   ----------   ----------
$125,000          $   24,760   $   33,010   $   41,260   $   49,510   $   58,140
150,000               30,380       40,510       50,630       60,760       71,260
175,000               36,010       48,010       60,010       72,010       84,390
200,000               41,630       55,510       69,380       83,260       97,510
225,000               47,260       63,010       78,760       94,510      110,640
250,000               52,880       70,510       88,130      105,760      123,760
300,000               64,130       85,510      106,880      128,260      150,010
400,000               75,380      100,510      125,630      150,760      176,260
450,000               75,380      100,510      125,630      150,760      176,260
500,000               75,380      100,510      125,630      150,760      176,260
550,000               75,380      100,510      125,630      150,760      176,260
600,000               73,380      100,510      125,630      150,760      197,260


     Compensation covered by the Plan is total cash compensation paid, including any amount contributed under a Section 401(k) plan. The benefits shown above are payable on a life annuity basis and are not subject to any offset amounts.

     Mr. Leonard, Mr. Steed and Mr. Sandler have accrued 11, 19 and 1 year(s), respectively, of service credit under the Samsonite Pension Plan and the SERP. Mr. Green has accrued 1 year and 7 years under the Samsonite Pension Plan and the SERP, respectively.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACTS

     STEVEN J. GREEN. Effective as of April 13, 1995, the Company entered into an employment agreement with Steven J. Green (the "Green Agreement") for a five-year term (the "Term").

     The Green Agreement provides Mr. Green with, among other things, an annual base salary of $600,000 and an opportunity to receive an annual incentive bonus of $500,000 if the Company attains certain performance goals. In connection with the Green Agreement, the Company has granted Mr. Green options to purchase 500,000 shares of Common Stock at an exercise price of $24.85 per share, as adjusted by the terms of the option agreement for the spinoff transaction in fiscal 1996, and options to purchase 1,000,000 shares of Common Stock at an exercise price of $32.85 per share, as adjusted by the terms of the option agreement for the spinoff transaction in fiscal 1996 (collectively, the "New Options"). The option agreement provides that the New Options become exercisable on an accelerated basis if the Company attains certain performance goals related to the Company's consolidated earnings before interest and income taxes.

     Also in connection with the performance by Mr. Green of services pursuant to the Green Agreement, Mr. Green purchased from the Company 425,532 shares of Common Stock (the "Purchased Shares") at a price of $23.50 per share (the market price per share of the Common Stock on the date that an agreement in principle was reached) in exchange for his $10 million promissory note (the "Promissory Note"). The Promissory Note is unsecured and with full recourse to Mr. Green. The Promissory Note bears interest at the rate of 8 1/8% per annum and matures April 13, 2000. The Company has agreed to pay Mr. Green additional compensation in an amount equal to the accrued interest on the Promissory Note. If Mr. Green's employment with the Company is terminated under certain circumstances, or to the extent that Mr. Green sells any shares of Common Stock beneficially owned by him, Mr. Green will not be entitled to such additional compensation.
In addition. if Mr. Green's employment with the Company is terminated under certain circumstances or upon the occurrence of an Event of Default (as defined in the Promissory Note), the principal amount of the Promissory Note can be accelerated. Under certain circumstances, if Mr. Green sells any of the Purchased Shares during the three years following the purchase, he may be required to forfeit any profit on the sale to the Company.

     The Green Agreement also provides Mr. Green with participation in certain employee benefit plans and arrangements on the same basis as other executive officers of the Company and contains customary provisions regarding reimbursement of legal fees and other business expenses, and indemnification with respect to actions taken by Mr. Green in his capacity as an officer of the Company.

     Under a previous agreement (the "Prior Green Agreement"), Mr. Green was granted 463,918 shares of restricted Common Stock (the "Restricted Stock") and options to purchase 840,430 shares of Common Stock at an exercise price of $20.25 per share (the "Old Options"). Pursuant to the Green Agreement, all the Restricted Stock and 7/9ths (653,668 shares) of the Old Options vested on the effective date of the Green Agreement. Such amounts of Restricted Stock and Old Options are equal to the amounts of Restricted Stock and Old Options that would have vested under the Prior Green Agreement as of June 1995, assuming in the case of the Old Options that the performance goals under the Prior Green Agreement were satisfied. The 2/9ths balance of the Old Options have been canceled. The option price of $20.25 for the old options was adjusted to $11.87 per share in fiscal 1996 for the spinoff transaction.

     Upon certain types of termination of Mr. Green's employment with the Company (E.G., a termination by the Company for any reason other than Cause (as defined in the Green Agreement) or a termination by Mr. Green constituting Good Reason (as defined in the Green Agreement)), Mr. Green will become entitled to receive certain severance benefits including (i) a lump sum payment (discounted to reflect accelerated payment) in lieu of the incentive bonus equal to the lesser of (A) the aggregate incentive bonus payable in respect of each fiscal year remaining in the term of the Green Agreement and (B) $1,000,000 and (ii) a lump sum payment (discounted to reflect accelerated payment) equal to the lesser of (C) the aggregate amount of all remaining salary payments for the remainder of the term of the Green Agreement and (D) the annual base salary in effect as of the date of termination multiplied by two. In addition, Mr. Green will be entitled to continue receiving employee benefits under each employee benefit plan of the Company in which he participates as of the date of termination of employment until the earlier to occur of (i) the last day of the term of the Green Agreement and (ii) the second anniversary of the date of termination of employment. Moreover, upon such termination of Mr. Green's employment, all the options granted in connection with the Green Agreement will become immediately and fully exercisable except those options that did not become vested because the applicable performance goals had not been attained.

     The Green Agreement contains confidentiality and noncompetition provisions that prevent Mr. Green from disclosing confidential information about the Company and from competing with the Company during the term of his employment and for two years following termination of his employment. The Green Agreement also limits the amount of additional shares of Common Stock that Mr. Green can purchase without the consent of the Board of Directors of the Company, and it restricts him from becoming involved in proxy contests or takeover proposals and certain similar activities with respect to the Company except on behalf of the Company.

     Effective May 15, 1996, the employment of Mr. Green as Chairman of the Board, Chief Executive Officer and President ceased and he was succeeded as Chief Executive Officer and President by Richard R. Nicolosi. Mr. Green resigned as a Director of the Company effective May 21, 1996.

     THOMAS J. LEONARD. The Company has entered into an employment agreement (the "Leonard Agreement" with Mr. Leonard), effective as of April 18, 1995, which replaces a previous employment agreement that was scheduled to expire on January 31, 1996. Pursuant to the Leonard Agreement, Mr. Leonard will serve as executive of the Company for a five-year term expiring on April 17, 2000. The Leonard Agreement provides for an annual salary of $250,000, adjusted annually for Consumer Price Index increases, with no adjustment for decreases. Mr. Leonard is eligible to receive an incentive bonus of up to 120% of his annual salary if the Company attains certain performance goals. Up to 50% of this incentive bonus is payable if Mr. Leonard satisfactorily completes certain annual projects prescribed by the Board. The Leonard Agreement provides for participation in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers. The Leonard Agreement provides that if the Company terminates Mr. Leonard's employment without Cause (as defined in the Leonard Agreement), or if Mr. Leonard terminates his employment for Good Reason (as defined in the agreement), then
(1) the Company will be required to pay Mr. Leonard an amount equal to the greater of (a) $500,000 or (b) the product of $41,667 times the lesser of 18 or the number of months remaining in the term of the Leonard Agreement and (2) until Mr. Leonard becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Leonard to continue to participate, for the number of years remaining in the term of the Leonard Agreement, in all Company benefit plans, provided such participation is permissible under the general terms and provisions of those plans. The Leonard Agreement provides that in the event the agreement continues in effect until the end of its term, and the Company has not offered continued employment to Mr. Leonard on substantially similar terms or the parties otherwise fail to reach a mutual agreement for an extension of Mr. Leonard's employment, the Company will be required to pay Mr. Leonard $250,000. The Leonard Agreement contains customary provisions regarding reimbursement of legal fees and certain other expenses, and indemnification with respect to actions taken by Mr. Leonard in his capacity as an officer of the Company. The Leonard Agreement provides that during Mr. Leonard's employment with the Company and for a period of one year thereafter, Mr. Leonard will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment. Making or holding any investment in any amount in securities traded on any national securities exchange or traded in the over-the-counter market, provided said investments do not exceed 1% of the issued and outstanding stock of any one such corporation, will not constitute a violation of the foregoing noncompetition agreement.

     On February 20, 1996, Mr. Leonard was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 98,619 shares of the Company's Common Stock at a price of $10.875 per share, the market price per share of Common Stock at the date of grant. The options have a six-year term. The options are exercisable 20% at the date of grant with the remaining options becoming exercisable ratably over a four-year period from the date of the grant.

     RICHARD R. NICOLOSI. The Company has entered into an employment agreement, effective as of May 15, 1996, with Richard R. Nicolosi (the "Nicolosi Agreement"), pursuant to which Mr. Nicolosi will serve as President and Chief Executive Officer of the Company for a two-year term commencing on the effective date of the Nicolosi Agreement.

     The Nicolosi Agreement provides Mr. Nicolosi with, among other things, an annual base salary of $600,000 and an opportunity to receive an annual incentive bonus of $500,000 (80% of which has been guaranteed for the first year) if the Company attains certain performance goals. In connection with the Nicolosi Agreement, the Company has granted Mr. Nicolosi options to purchase 425,532 shares of Common Stock at an exercise price of $18.25 per share (subject to customary antidilution adjustments). Options to purchase 186,170 shares of Common Stock (the "Series A Options") are time-vesting options and options to purchase 239,362 shares of Common Stock (the "Series B Options") are performance-based options. The options have a five year term. Fifty percent (50%) of the Series A Options will vest on May 15, 1997 and the remaining fifty percent (50%) will vest on May 15, 1998, so long as Mr. Nicolosi remains continually employed by the Company through such date. The Series B Options will vest on May 15, 1998 if Mr. Nicolosi remains continually employed by the Company through such date and the average fair market value of the Common Stock equals or exceeds $30.00 per share in any period of 30 consecutive days prior to May 15, 1998. Notwithstanding the forego-ing, if a change of control event occurs prior to May 15, 1998, (i) all of the Series A Options will automatically vest and (ii) all of the Series B Options will vest if Mr. Nicolosi remains continually employed by the Company through the date of such event and either the average fair market value of the Common Stock in any period of 30 consecutive days prior to such event or the fair market value of the Common Stock as of the date of such event, equals or exceeds $30.00 per share.

     Also in connection with the performance by Mr. Nicolosi of services pursuant to the Nicolosi Agreement, the Company has agreed to issue to Mr. Nicolosi 60,000 shares of restricted Common Stock (the "Restricted Shares"). Fifty percent (50%) of the Restricted Shares will vest on May 15, 1997 and the remaining fifty percent (50%) will vest on May 15, 1998; PROVIDED that if a change of control event occurs and Mr. Nicolosi remains continually employed by the Company through the date of such event, then all Restricted Shares that have not vested will become vested as of the date of such event.

     The Company has agreed to issue and sell to Mr. Nicolosi, prior to June 15, 1996, 55,000 shares of Common Stock at a purchase price of $18.25 per share, or an aggregate purchase price of $1,003,750. In addition, the Company has agreed to use its best efforts to make available from one or more stockholders of the Company an additional 45,000 shares of Common Stock for purchase by Mr. Nicolosi at a price of approximately $18.25 per share.

     The Nicolosi Agreement also provides Mr. Nicolosi with participation in certain employee benefit plans and arrangements on the same basis as other executive officers of the Company and contains customary provisions regarding reimbursement of legal fees and business expenses and for reimbursement of certain other expenses (including a one-time relocation allowance of $100,000 and a housing allowance at the rate of $12,500 per month), and indemnification with respect to actions taken by Mr. Nicolosi in his capacity as an officer of the Company.

     If the Company terminates Mr. Nicolosi's employment without Cause (as defined in the Nicolosi Agreement) (other than for disability), or if Mr. Nicolosi terminates his employment for Good Reason (as defined in the Nicolosi Agreement), then (1) the Company will be required to pay Mr. Nicolosi a lump sum severance payment of $1 million, (2) until Mr. Nicolosi becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Nicolosi to continue to participate, for the remainder of the term of the Nicolosi Agreement, in all Company benefit plans, PROVIDED such participation is permissible under the general terms and provisions of those plans, (3) fifty percent (50%) of the Restricted Shares and fifty percent (50%) of the Series A Options will vest if the date of termination is on or prior to May 15, 1997 and all of the Restricted Shares and Series A Options will vest if the date of termination is after May 15, 1997 and (4) all of the Series B Options will vest if either the average fair market value of the Common Stock in any period of 30 consecutive days prior to the date of termination or the fair market value of the Common Stock as of the date of termination, equals or exceeds $30.00 per share; PROVIDED that if a change of control event occurs within 180 days after the date of termination and either the average fair market value of the Common Stock in any period of 30 consecutive days prior to such event or the fair market value of the Common Stock as of the date of such event, equals or exceeds $30.00 per share, all of the Restricted Shares, Series A Options and Series B Options will vest as of the date of such change of control event.

     The Nicolosi Agreement provides that during Mr. Nicolosi's employment with the Company and for a period of two years thereafter, Mr. Nicolosi will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associate with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment. Making or holding any investment in any amount in securities traded on any national securities exchange or traded in the over the counter market, PROVIDED said investments do not exceed 1% of the issued and outstanding stock of any one such corporation, will not constitute a violation of the foregoing noncompetition agreement. The Nicolosi Agreement also limits the amount of additional shares of Common Stock that Mr. Nicolosi can purchase without the consent of the Board of Directors of the Company, and it restricts him from becoming involved in proxy contests or takeover proposals and certain similar activities with respect to the Company except on behalf of the Company.

     FRANK D. STEED. The Company has entered into an employment agreement (the "Steed Agreement") with Mr. Steed, effective as of May 1, 1995. Pursuant to the agreement, Mr. Steed will serve as president, Samsonite USA for a five-year term expiring April 30, 2000. The Steed Agreement provides for an annual salary of $212,000, which may be increased (but not decreased) by the Company at its discretion. Mr. Steed is entitled to received an incentive bonus of up to 90% of his annual salary if the Company attains certain performance goals. Up to 50% of this incentive bonus is payable if Mr. Steed satisfactorily completes certain annual projects prescribed by the Board. The Steed Agreement provides for participation in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers. The Steed Agreement provides that if the Company terminates Mr. Steed's employment without Cause (as defined in the Steed Agreement), or if Mr. Steed terminates his employment for Good Reason (as defined in the agreement), then (1) the Company will be required to pay Mr. Steed an amount equal to the greater of (a) $424,000 or (b) the product of $35,333 times the lesser of 18 or the number of months remaining in the term of the Steed Agreement and (2) until Mr. Steed becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Steed to continue to participate, for the number of years remaining in the term of the Steed Agreement, in all Company benefit plans, provided such participation is permissible under the general terms and provisions of those plans. The Steed Agreement provides that in the event the agreement continues in effect until the end of its term, and the Company has not offered continued employment to Mr. Steed on substantially similar terms or the parties otherwise fail to reach a mutual agreement for an extension of Mr. Steed's employment, the Company will be required to pay Mr. Steed $212,000. The Steed Agreement contains customary provisions regarding reimbursement of legal fees and certain other expenses, and indemnification with respect to actions taken by Mr. Steed in his capacity as an officer of the Company. The Steed Agreement provides that during Mr. Steed's employment with the Company and for a period of one year thereafter, Mr. Steed will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment. Making or holding any investment in any amount in securities traded on any national securities exchange or traded in the over the counter market, provided said investments do not exceed 1% of the issued and outstanding stock of any one such corporation, will not constitute a violation of the foregoing noncompetition agreement.

     On February 20, 1996, Mr. Steed was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 39,448 shares of the Company's Common Stock at a price of $10.875 per share, the market price per share of Common Stock at the date of grant. The options have a six-year term. The options are exercisable 20% at the date of grant with the remaining options becoming exercisable ratably over a four-year period from the date of the grant.

     THOMAS R. SANDLER. The Company has entered into an employment agreement (the "Sandler Agreement"), with Mr. Sandler, effective as of May 1, 1995. Pursuant to the Agreement, Mr. Sandler will serve as the Chief Financial Officer of the Company for a five-year term expiring April 30, 2000. The Sandler Agreement provides for an annual salary of $200,000, which may be increased (but not decreased) by the Company at its discretion. Mr. Sandler is entitled to receive an incentive bonus of up to 120% of his annual salary if the Company attains certain performance goals. Up to 50% of this incentive bonus is payable if Mr. Sandler satisfactorily completes certain annual projects prescribed by the Board. The Sandler Agreement provides for participation in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers. The Sandler Agreement provides that if the Company terminates Mr. Sandler's employment without Cause (as defined in the Sandler Agreement), or if Mr. Sandler terminates his employment for Good Reason (as defined in the agreement), then (1) the Company will be required to pay Mr. Sandler an amount equal to the greater of (a) $400,000 or (b) the product of $33,333 times the lesser of 18 or the number of months remaining in the term of the Sandler Agreement and (2) until Mr. Sandler becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Sandler to continue to participate, for the number of years remaining in the term of the Sandler Agreement, in all Company benefit plans, provided such participation is permissible under the general terms and provisions of those plans. The Sandler Agreement provides that in the event the agreement continues in effect until the end of its term, and the Company has not offered continued employment to Mr. Sandler on substantially similar terms or the parties otherwise fail to reach a mutual agreement for an extension of Mr. Sandler's employment, the Company will be required to pay Mr. Sandler $200,000. The Sandler Agreement contains customary provisions regarding reimbursement of legal fees and certain other expenses, and indemnification with respect to actions taken by Mr. Sandler in his capacity as an officer of the Company. The Sandler Agreement provides that during Mr. Sandler's employment with the Company and for a period of one year thereafter, Mr. Sandler will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment.
Making or holding any investment in any amount in securities traded on any national securities exchange or traded in the over the counter market, provided said investments do not exceed 1% of the issued and outstanding stock of any one such corporation, will not constitute a violation of the foregoing noncompetition agreement.

     On February 20, 1996, Mr. Sandler was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 73,964 shares of the Company's Common Stock at a price of $12.875 per share. The options have a six-year term. The options are exercisable 20% at the date of grant with the remaining options becoming exercisable ratably over a four-year period from the date of the grant.

     LUC VAN NEVEL. The Company has entered into an Executive Management Agreement, as amended, effective May 1, 1994 (the "Management Agreement") with Mr. Luc Van Nevel for a term commencing on January 1, 1990 and continuing at the pleasure of the Company's Board of Directors in accordance with its bylaws or until the first to occur of Mr. Van Nevel's resignation, removal, death or disability. Under the Management Agreement, Mr. Van Nevel agrees to devote all necessary business time, energy and skill to the affairs of the Company, except for time devoted to the affairs of the Company's subsidiaries. The Management Agreement provides for annual salary and expenses of $115,000. The Management Agreement provides that upon Mr. Van Nevel's death, Termination for Cause or Voluntary Termination (each as defined in the Management Agreement), the Company will be required to pay Mr. Van Nevel all accrued salary and appropriate business expenses to the date of death or termination. In the event of Mr. Van Nevel's disability which renders him incapable of performing his duties for a period of more than one month, the Company may terminate Mr. Van Nevel's employment after paying Mr. Van Nevel all accrued salary and appropriate business expenses. Upon Termination Other Than for Cause (as defined in the Management Agreement), the Company will be required to pay Mr. Van Nevel (a) all accrued salary and appropriate business expenses to the date of termination and (b) severance compensation in an amount equal to Mr. Van Nevel's one month salary. The Management Agreement provides that during Mr. Van Nevel's employment with the Company and for a period of two years after his employment with the Company ends, he will not, either alone or in any capacity with another firm (i) in any way interfere or attempt to interfere with the Company's relationships with any of its current or potential customers in the United States or Europe, (ii) employ or attempt to employ any of the then employees of the Company on behalf of any other competing entity in the United States or Europe or (iii) directly or indirectly engage in the manufacturing or marketing of any product, device or process which the Company manufactured or marketed as of the date his employment with the Company ends, or any product, device or process substantially similar thereto, or having substantially the same use as such product, device or process, or competitive therewith in the United States or Europe. Owning, as an inactive investor, securities in any competitor corporation listed on a national securities exchange or publicly traded in the over-the-counter market, provided said investments do not exceed one percent of the voting stock of such corporation, will not constitute a violation of the foregoing noncompetition agreement. In January 1990, Samsonite Europe N.V. entered into a Consulting Agreement (the "Consulting Agreement") with Mr. Van Nevel agreeing to retain Mr. Van Nevel as a consultant to perform day-to-day management of Samsonite Europe N.V. In January 1992, the Consulting Agreement was amended to provide for an increase in the total annual salary and expenses to be paid under the Consulting Agreement and the Management Agreement equal to BF9,000,000, which, at the time, was approximately equal to $250,000.

     On February 20, 1996, Mr. Van Nevel was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 98,619 shares of the Company's Common Stock at a price of $10.875 per share, the market price per share of Common Stock at the date of grant. The options have a six-year term. The options are exercisable 20% at the date of grant with the remaining options becoming exercisable ratably over a four-year period from the date of the grant.

ADDITIONAL AGREEMENTS

          Effective as of May 15, 1996, the Company entered into agreements with Messrs. Leonard, Van Nevel, and Sandler that provide for stock bonuses to each of them of 38,889 shares of Common Stock (the "Bonus Shares"), payable if the executive remains continually employed by the Company through the earlier of the third anniversary of the date of the agreement and the first anniversary of a change of control event; PROVIDED that if the executive's employment is terminated prior to such date (i) due to death, (ii) by the Company other than for "cause" or "disability" or (iii) by the executive for "good reason", then notwithstanding such termination of employment, such bonus shall be payable not later than 30 days following such termination, and the Company will have the option of making such payment either in the form of Bonus Shares or in cash in an amount equal to the fair market value of the Bonus Shares at the time. The agreements also provide that if a change of control event occurs, all options to purchase Common Stock previously granted to such executives shall vest on the first anniversary of the date on which such event occurs (to the extent such options shall not have otherwise vested as of such first anniversary date), so long as the executive remains continually employed by the Company through such first anniversary date.

1995 STOCK OPTION AND INCENTIVE AWARD PLAN

     In fiscal 1996, the Company adopted, upon shareholder approval, the 1995 Stock Option and Award Plan ("the 1995 Plan"). The 1995 Plan reserves 550,000 shares for the issuance of options as determined by the Compensation Committee of the Board of Directors. The 1995 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards or other forms of awards consistent with the purposes of the plan. Incentive stock options must be issued at exercise prices no less than the fair market value of the Common Stock at the date of the grant. Nonqualified options may be granted at exercise prices at or below the market value, but not at less than 50% of the market value of the Common Stock at the date of the grant. Options granted under the 1995 Plan will vest over a period of not more than ten years as determined by the Compensation Committee.

     At May 1, 1996, options for 541,152 shares were outstanding to various executive offices and other employees under the plan at option exercise prices ranging from $10.875 to $13.875 per share, which prices were greater than or equal to the fair market value of the Common Stock as of the date of grant.

1993 INCENTIVE PLAN

     The 1993 Incentive Plan was created for the purpose of granting Common Stock and options. The total number of shares of Common Stock to be issued under the 1993 Incentive Plan may not exceed, in the aggregate, 1,304,348 shares of Common Stock. As of the date hereof, Mr. Green is the only participant in the 1993 Incentive Plan. The 1993 Incentive Plan is administered by the Compensation Committee which makes all determinations regarding the day-to-day administration of the 1993 Incentive Plan. Although it is contemplated that Mr. Green will be the only recipient of awards under the 1993 Incentive Plan, shares of Common Stock and options subject to awards which are forfeited by Mr. Green would be available for issuance, at the discretion of the Compensation Committee, pursuant to new awards to eligible persons which will consist of directors, officers and key employees of the Company who have been selected by the Board. Subject to the provisions of the 1993 Incentive Plan, the Compensation Committee determines the type of such new awards, when and to whom such new awards would be granted, the number of shares covered by each such new award and the terms, provisions and consideration (if any) payable with respect to such new awards. The Board may amend, modify or terminate the 1993 Incentive Plan at any time, and from time to time, in its sole discretion. A description of the options granted to Mr. Green under the 1993 Incentive Plan is provided in connection with the description his employment contract included elsewhere herein.

     On the effective date of the 1993 Incentive Plan, the Company distributed 463,918 restricted shares of Common Stock to Mr. Green. Under the Green Agreement, all these shares vested on the effective date of the Green Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During part of fiscal 1996, the Board of Directors as a whole performed the functions of the Compensation Committee of the Board of Directors. Mr. Green was the only current or former officer of the Company who served as a member of the Board of Directors during such period. Mr. Green excused himself from all deliberations involving executive compensation matters of the Company that affected his personal compensation. No current or former officer of the Company served as a member of the Compensation Committee.

PERFORMANCE GRAPH

     The performance graph below compares the cumulative total return to stockholders since June 24, 1994, the date on which the Common Stock was first traded publicly, for a holder of Common Stock against the cumulative total return of the Standard & Poor's Midcap 400 Index ("S&P Midcap 400") and a group of peer companies. However, in reviewing this graph, stockholders should keep in mind the possible effect that the limited trading in the Common Stock may have on the price of such stock and the fact that, in the Company's judgment, there are no directly comparable companies which are publicly traded. The decline in the value of the Company's Common Stock in 1996 can be partially attributed to the spinoff of Culligan Water Technologies, Inc. on September 12, 1995. In addition, the stock price performance depicted in the performance graph is not necessarily indicative of future stock price performance.

     The performance graph assumes $100 was invested on June 24, 1994 and is based on an opening price for the Common Stock of $20.25 per share on June 24, 1994 and closing prices for the S&P Midcap 400 and the common stock of the members of the industry peer group on June 23, 1994. The cumulative total stockholder return is based on share price appreciation plus dividends. The performance data is presented in the graph and in the table which follows the graph.

                                       [GRAPH]


                    June 24, 1994  January 31, 1995  January 31, 1996
                    -------------  ----------------  ----------------
Samsonite                $100           $116               $46
S&P Midcap400            $100           $105              $137
Peer Group               $100           $116              $115

    The peer group consists of the following publicly-held branded consumer durables manufacturers: The Coleman Company, Inc., Sunbeam-Oster Company, Inc., The Black & Decker Corporation, Premark International Inc., Rubbermaid Incorporated and Toastmaster Inc.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information about persons known to the Company to own beneficially more than 5% of the Common Stock, the number of shares of Common Stock beneficially owned by each director and executive officer of the Company and by all directors of the Company and executive officers of the Company as a group, in each case as of May 1, 1996. Except as otherwise indicated, to the knowledge of the Company, the persons identified below have sole voting power and sole investment power with respect to the shares they own of record.

    Name and Address of                        Number of Shares
    Beneficial Owner                          Beneficially Owned     Percent
    -------------------                       ------------------     -------
Apollo Investment Fund, L.P
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
and
Lion Advisors, L.P.
    Two Manhattanville Road
    Purchase, New York  10577. . . . . . . .      7,334,859(a)      46.16%

Leon Black.. . . . . . . . . . . . . . . . .              0(b)

Robert Falk. . . . . . . . . . . . . . . . .              0(b)

Marc Rowan.. . . . . . . . . . . . . . . . .              0(b)

    Name and Address of                        Number of Shares
    Beneficial Owner                          Beneficially Owned     Percent
    -------------------                       ------------------     -------

Carl C. Icahn. . . . . . . . . . . . . . . .
c/o Icahn Associates Corp.                        3,451,803(c)      21.72%
114 W. 47th Street, 19th Floor
New York, New York 10036

Steven J. Green. . . . . . . . . . . . . . .      1,543,118(d)       9.33%
c/o Samsonite Corporation
40301 Fisher Island Drive
Fisher Island, Florida 33109

Leon G. Cooperman    . . . . . . . . . . . .      1,449,212(e)       9.12%
c/o Omega Advisors, Inc.
88 Pine Street
Wall Street Plaza - 31st Floor
New York, New York 10005

Mark H. Rachesky . . . . . . . . . . . . . .         75,000          0.47%
c/o Icahn Associates Corp.
114 W. 47th Street, 19th Floor
New York, New York 10036

Thomas J. Leonard. . . . . . . . . . . . . .         19,724          0.12%
c/o Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado  80239

Luc Van Nevel. . . . . . . . . . . . . . . .         19,724          0.12%
Samsonite Europe N.V.
Westerring 17
B-9700 Oudenaarde
Belgium

Thomas R. Sandler. . . . . . . . . . . . . .         14,793          0.09%
c/o Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado  80239

Frank D. Steed . . . . . . . . . . . . . . .          7,890          0.05%
c/o Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado  80239

All directors and executive officers as a group   1,690,053(f)(g)   10.17%
- - - ---------------

(a) Includes 3,668,163 shares held by Apollo Investment Fund, L.P. ("Apollo") and 3,666,696 shares beneficially held by Lion Advisors, L.P. ("Lion") on behalf of an investment account under management over which Lion has exclusive investment, voting and dispositive power. Lion is affiliated with Apollo Advisors, L.P., the general partner of Apollo.

(b) Does not include shares held by Apollo or Lion. Each of Messrs. Falk and Rowan, directors of the Company, together with Mr. Black, a director of the Company, who is also a director of Apollo Capital Management, Inc., the general partner of Apollo Advisors, L.P., and of Lion Capital Management, Inc., the general partner of Lion, disclaims beneficial ownership of the securities held by Apollo and Lion.

(c) Includes shares held by Chelonian Corp. (14,964 shares), Tortoise Corp. (3,186,146 shares) and Riverdale Investors Corp., Inc. (250,693 shares), each of which corporations is controlled by Mr. Icahn. Mr. Icahn has advised the Company that this will not be construed as an admission that Mr. Icahn is the beneficial owner of any securities held of record by such corporations.

(d) Includes presently exercisable options to purchase 653,668 shares of Common Stock held by Mr. Green. Mr. Green's employment with the Company ceased effective May 15, 1996, and he resigned from the Board of Directors and its committees effective May 21, 1996.

(e) Includes shares purchased by Omega Capital Partners (485,612 shares), Omega Institutional Partners, L.P. (418,600 shares), Omega Overseas Partners Ltd. (183,100 shares), Omega Overseas Partners 11, Ltd. (21,300 shares), Omega Equity Partners, L.P. (57,700 shares) and Omega Advisors, Inc. (282,900 shares), each of which entities is controlled by Mr. Cooperman.

(f) Excludes shares listed above for Apollo Investment Fund, L.P., Lion Advisors, L.P., and Carl C. Icahn. If such shares were included, the aggregate number of shares beneficially owned by all directors and executive officers as a group would be 12,476,715, representing 75.09%.

(g) Does not reflect 60,000 shares of restricted Common Stock to be issued to Mr. Nicolosi, options to purchase an aggregate of 425,532 shares of Common Stock granted to Mr. Nicolosi or 55,000 shares of Common Stock to be purchased from the Company by Mr. Nicolosi, in each case in connection with his employment arrangements. See "Executive Compensation - Employment Contracts and Termination of Employment and Change-in-Control Arrangements
    - Richard R. Nicolosi."

OTHER MATTERS

    The Board knows of no other business which will be presented at the Meeting. If other matters properly come before the Meeting, the persons named as proxy holders will vote on them in accordance with their best judgment.

    The costs of this solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the officers or agents of the Company may solicit proxies by telephone. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such persons and may verify the accuracy or marked proxies by contacting record and beneficial owners of the Common Stock. The Company will reimburse such persons for their reasonable expenses incurred in forwarding such soliciting materials.

                                                                         ANNEX A

                                SAMSONITE CORPORATION
                                DIRECTORS' STOCK PLAN

1.  PURPOSE

    1.1 The Samsonite Corporation Directors' Stock Plan (the "Plan") is intended to increase the proprietary interest of non-employee members of the Board of Directors (the "Board") of Samsonite Corporation (the "Company") by providing further opportunity for ownership of the Company's common stock ("Stock").

    1.2 The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), as such Rule may be amended from time to time ("Rule 16b-3") and shall be construed to so comply.

2.  ADMINISTRATION

    2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Board.

    2.2 The Committee may make such rules and establish such procedures for the administration of the Plan as it deems appropriate to carry out the purpose of the Plan. The interpretation and application of the Plan or of any rule or procedure, and any other matter in relation to or necessary to the administration of the Plan, shall be determined by the Committee, and any such determination shall be final and binding on all persons.

3.  SHARES OF STOCK

    3.1 SHARES RESERVED. Shares of Stock which may be issued under the Plan may either be authorized and unissued shares or issued shares which have been reacquired by the Company, provided that the total amount of Stock which may be issued under the Plan shall not exceed 200,000 shares.

    3.2 CAPITAL ADJUSTMENTS. In the event of a change in the number or class of shares of Stock outstanding as a result of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or a similar corporate transaction, the maximum number or class of shares available under the Plan shall be proportionately adjusted to reflect any such change.

4.  DELIVERY OF SHARES OF STOCK

    4.1 STOCK. For each fiscal quarter, commencing with the fiscal quarter beginning August 1, 1996, each non-employee member of the Board (an "Eligible Director") may elect to receive (as provided in Section 4.2) a whole number of shares of Stock equal in value to 100% of his fee payable for services as a director during such fiscal quarter in lieu of payment of his fee in cash. Such shares shall be delivered to each such Eligible Director on the 15th day following the end of each fiscal quarter (or if such date is not a business day, the next succeeding business day) for which such election is in effect (the "Normal Stock Payment Date"); provided that an Eligible Director shall be entitled to receive Stock in lieu of a fee for such quarter only to the extent that he is entitled to receive such fee.

    Each such share shall be valued at the closing price per share of Stock as reported on the NASDAQ National Market (the "Closing Price") on the last business day preceding the Normal Stock Payment Date (the "Share Value Price") on which such Closing Price is reported. The value of fractional shares shall be paid to the Eligible Director in cash.

    4.2 TIMING AND FORM OF ELECTIONS. Any election described in Section 4.1 hereof:

           (a) shall be in a writing executed by the Eligible Director and filed with the Secretary of the Company,

           (b) shall be made before the first day of the fiscal year in which the applicable retainer fee is earned and shall become irrevocable on the last day prior to the beginning of such fiscal year, except in the case of the fiscal year ending January 31, 1997, such election may be made prior to the beginning of the first day of the third fiscal quarter of such year and shall become irrevocable for the remainder of such fiscal year on the last day prior to the beginning of such fiscal quarter, and

           (c) shall continue until a director ceases to be a director or until he or she terminates or modifies such election by written notice, any such termination or modification to be effective as of the end of the fiscal year in which such notice is given with respect to fees payable in subsequent fiscal years.

5.  TERM OF PLAN

    5.1 The Plan, which was adopted by the Board on May 15, 1996, is subject to approval by the stockholders of the Company on June 27, 1996; provided, however, that if the Plan is approved by stockholders, any election described in
Section 4.1 hereof which was made prior to such approval shall be deemed to be effective as of the date such election was made. In no event shall any delivery of shares of Stock be made to any director or other person under the Plan until such time as stockholder approval of the Plan is obtained.

    5.2 The Plan shall remain in effect until January 31, 2001, unless sooner terminated by the Board.

6.  AMENDMENT; TERMINATION

    The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part.

7.  MISCELLANEOUS

    7.1 Each election to receive Stock shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of Stock pursuant thereto, such election may not be accepted or such issuance made, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification. The Company may require any director to whom Stock is to be issued, as a condition of receiving such Stock, to give written assurances in form and substance satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate in order to comply with applicable securities laws.

    7.2 The Company may defer making delivery of Stock under the Plan until satisfactory arrangements have been made for the payment of any applicable taxes required to be withheld with respect to such payment.

    7.3 Nothing in this Plan shall be construed as conferring any right upon any director to continuance as a member of the Board.

    7.4 This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                         ANNEX B
                                SAMSONITE CORPORATION
                      1995 STOCK OPTION AND INCENTIVE AWARD PLAN
                                 (AS AMENDED IN 1996)


1.  PURPOSE.

           Samsonite Corporation ("Samsonite") hereby establishes the Samsonite Corporation 1995 Stock Option and Incentive Award Plan (the "Plan"). The purpose of the Plan is to align the interests of officers, other employees and independent contractors of the Company and its subsidiaries with those of its stockholders; to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the per formance of individual officers, other employees and independent contractors in fulfilling their personal responsibilities for long- range achievements.

2.  DEFINITIONS.

           The following terms, as used herein, shall have the following meanings:

    (a) Annual Incentive Compensation Award" shall mean an Award, pursuant to the Annual Incentive Compensation Program, contingent upon the attainment of Performance Goals with respect to a Performance Period.

    (b) "Annual Incentive Compensation Program" shall mean the program set forth in Section 8 of the Plan.

    (c) "Award" shall mean any Option, Restricted Stock, Stock Unit, Incentive Unit, Annual Incentive Compensation Award or freestanding SAR granted pursuant to the Plan.

    (d) "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

    (e)    "Board" shall mean the Board of Directors of the Company.

    (f) "Cause" shall mean, unless otherwise defined in the applicable Award Agreement (i) the engaging by the Participant in willful misconduct that is materially injurious to the Company or its Subsidiaries,
           (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries by the Participant or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iii) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to Disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

    (g)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (h)    "Committee" shall mean the Compensation Committee of the Board.

    (i)    "Company" shall mean Samsonite Corporation.

    (j) "DERS" shall mean dividend equivalent rights credited in respect of Stock Units granted hereunder.

    (k) "Disability" shall mean a disability that would qualify as such under Samsonite's then current long-term disability plan.

    (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (m) "Fair Market Value" of a share of Stock on any date shall be the fair market value of such Stock as determined by the Committee in its sole discretion; PROVIDED that (A) if the Stock is admitted to trading on a national securities exchange, Fair

           Market Value on any date shall be the last sale price reported for the Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported, (B) if the Stock is admitted to quotation on the NASDAQ National Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if the Stock is admitted to quotation on the NASDAQ Stock Market, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Stock on such system on such date.

    (n) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

    (o) "Incentive Unit" shall mean a unit that is assigned a dollar value and that relates to a Long-Term Incentive Compensation Award.

    (p) "Long-Term Incentive Compensation Award" shall mean an Award, granted pursuant to the Long-Term Incentive Compensation Program, the payment of which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

    (q) "Long-Term Incentive Compensation Program" shall mean the program set forth in Section 7 of the Plan.

    (r) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

    (s) "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Stock under the Stock Option and SAR Program at an exercise price and upon the terms to be specified by the Committee.

    (t) "Participant" shall mean an officer, other employee or independent contractor of the Company or any of the Subsidiaries who is, pursuant to Section 4 of the Plan, selected to participate herein.

    (u) "Performance Goal" shall mean the criteria and objectives, determined by the committee, that must be met during the applicable Performance Period as a condition of vesting or of the Participant's receipt of payment (or, in the case of Restricted Stock, the lapse of restrictions) with respect to an Award.

    (v) "Performance Period" shall mean (i) with respect to the Long-Term Incentive Compensation Program, the period of three (3) consecutive Plan Years or such other period (which in no case may be less than one (1) Plan Year) as may be determined by the Committee, (ii) with respect to the Annual Incentive Compensation Program, each Plan Year and (iii) with respect to all other Awards, such period as the Committee shall determine.

    (w) "Plan" shall mean the Samsonite Corporation 1995 Stock Option and Incentive Award Plan.

    (x)    "Plan Year" shall mean the Company's fiscal year.

    (y) "Restricted Stock" shall mean any shares of Stock issued to a Participant, without payment to the Company, pursuant to Section 7(a) of the Plan.

    (z) "Retirement" shall mean retirement of a Participant from the employ of the Company or any of its Subsidiaries in accordance with the terms of the Samsonite Retirement Income Plan or any successor plan thereto or, if a Participant is not covered by such plan, such retirement on or after such Participant's 65th birthday.

    (aa) "SAR" shall mean a tandem or freestanding stock appreciation right, granted to a Participant under Section 6(a) or 6(b), as the case may be, to be paid in amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

    (bb) "Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

    (cc)   "Stock Option and SAR Program" shall mean the program set forth in
           Section 6 hereof.

    (dd) "Stock Unit" shall mean a unit that represents a share of Stock and that relates to a Long Term Incentive Compensation Award.

    (ee) "Subsidiary" shall mean any entity in which the Company directly or though intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits, PROVIDED that the definition of "Subsidiary" shall not include Culligan Water Technologies, Inc. or any of its direct or indirect subsidiaries.

    (ff) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3.  ADMINISTRATION.

           The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged or surrendered (provided that in no event shall the foregoing be construed to permit the repricing of an Option (whether by amendment, cancellation and regrant or otherwise) to a lower exercise price); to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe. amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

           The Committee shall consist of two or more persons each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated such duties may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participants (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

           No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.  ELIGIBILITY.

           Awards may be granted to officers, other employees and independent contractors of the Company or any of its Subsidiaries in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.  STOCK SUBJECT TO THE PLAN; LIMITATION ON GRANTS.

           The maximum number of shares of Stock reserved for issuance pursuant to the Plan shall be 1,050,000 shares, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, the tandem Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of cancelled shares shall no longer be available for Awards under the Plan. Upon a cash payment made in respect of outstanding Stock Units or freestanding SARS, the number of shares represented by such Stock Units or SARs shall no longer be available for Awards under the Plan.

           In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards and (iii) the exercise price, grant price, or purchase price relating to any Award; PROVIDED that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
Section 424 of the Code.

6.  STOCK OPTION AND SAR PROGRAM.

           Each Option or freestanding SAR granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

           (a)     STOCK OPTIONS

              (1) NUMBER OF SHARES. Each Award Agreement shall state the number of shares of Stock to which the Option relates. In the event that the Company becomes subject to Section 162(m) of the Code, then beginning with the Plan Year during which the Company becomes subject to Section 162(m), the number of shares of Stock subject to Options granted to any one Participant in any Plan Year shall not exceed one-third of the total number of shares of Stock reserved for issuance pursuant to the Plan as provided in Section 5 hereof.

              (2) TYPE OF OPTION. Each Award Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

              (3) EXERCISE PRICE. Each Award Agreement shall state the exercise price, which shall not be less than fifty percent (50%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

              (4)  METHOD AND TIME OF PAYMENT.  The exercise price shall be paid in full at the time of exercise. The exercise price may be paid in cash or by check, by the tender by the Participant to the Company of outstanding shares of Stock, a copy of irrevocable instructions to a registered broker/dealer to deliver promptly to the Company an amount of proceeds from the sale of shares of Stock to be issued pursuant to the Options being exercised or of a loan made with respect to shares of Stock to be issued pursuant to the Options being exercised sufficient, in either case, to pay the exercise price or a combination of any of the foregoing, in an amount having a combined value equal to such
exercise price.   The value of any Stock tendered pursuant to the preceding
sentence shall be the Fair Market Value of such Stock as of the last trading day prior to the date of exercise.

              (5) TERM AND EXERCISABILITY OF OPTIONS. Each Award Agreement shall provide that each Option shall become exercisable in accordance with the vesting schedule that shall be established by the Committee at the time that the Award is granted; PROVIDED that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options and Performance Goals with respect to which the vesting of Options may be contingent, as the Committee may prescribe in its discretion in the applicable Award Agreement. The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

              (6) TERMINATION OF EMPLOYMENT. Unless otherwise provided in the applicable Award Agreement, in the event that a Participant ceases to be employed by (or, in the case of a non-employee, ceases to perform the services for the Company) the Company or any Subsidiary (in each case, a "termination of employment"), all the outstanding Options held by such Participant shall be treated as follows:

                   (A) CAUSE. If the Participant is terminated from his employment with the Company or a Subsidiary for Cause, all the Options (whether vested or unvested) shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of the termination of employment.

                   (B) DISABILITY. If the Participant is terminated from his employment with the Company or a Subsidiary by reason of Disability, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that have vested prior to such date shall remain exercisable for a period of one year following such date.

                   (C) DEATH. If the Participant dies while employed by the Company or a Subsidiary, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of death. Following the Participant's death his executors, administrators, legatees or distributees may exercise the Options that have vested prior to the date of death for a period of one year following the date of death.

                   (D) OTHER TERMINATIONS OF EMPLOYMENT. If the Executive's employment is terminated for any other reason, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that have vested prior to such date shall remain exercisable for a period of 90 days following such date.

Notwithstanding the foregoing, in the case of a Nonqualified Stock Option, the Committee may provide, either at the time an Option is granted or at any time thereafter, that the Option may be exercised after the periods provided for in this Section 6(a)(6), but in no event beyond the original term of the Option.

              (7) TANDEM STOCK APPRECIATION RIGHTS. The Committee shall have authority to grant a tandem SAR to the grantee of any Option under the Plan with respect to all or some of the shares of Stock covered by such related Option. A tandem SAR shall, except as provided in this paragraph (7), be subject to the same terms and conditions as the related Option. Each tandem SAR granted pursuant to the Plan shall be reflected in the Award Agreement relating to the related Option.

                   (A) TIME OF GRANT. A tandem SAR may be granted either at the time of grant or at any time thereafter during the term of the Option; PROVIDED that tandem SARs related to Incentive Stock Options may only be granted at the time of grant of the related Option.

                   (B) PAYMENT. A tandem SAR shall entitle the holder thereof, upon exercise of the tandem SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (D) below and payable in the form determined pursuant to paragraph (F) below.

                   (C) EXERCISE. A tandem SAR shall be exercisable at such time or times and only to the extent that the related Option is or has become exercisable and shall not be transferable except to the extent the related Option is or has become transferable. A tandem SAR shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the exercise price specified in the related Option.

                   (D) AMOUNT PAYABLE. Upon the exercise of a tandem SAR, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of the related Option, by (ii) the number of shares of Stock as to which such tandem SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any tandem SAR by including such a limit at the time it is granted.

                   (E) TREATMENT OF RELATED OPTIONS AND TANDEM SARS UPON EXERCISE. Upon the exercise of a tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Stock as to which the tandem SAR is exercised and upon the exercise of an Option granted in connection with a tandem SAR, the tandem SAR shall be cancelled to the extent of the number of shares of Stock as to which the Option is exercised.

                   (F) METHOD OF EXERCISE. Tandem SARs shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the tandem SAR is being exercised. For purposes of this paragraph (F), the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

                   (G) FORM OF PAYMENT. Payment of the amount determined under paragraph (D) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the tandem SAR or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 promulgated under the Exchange Act, no payment in the form of cash may be made upon the exercise of a tandem SAR to a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act unless the exercise of such SAR is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings or is otherwise made under circumstances that comply with such Rule 16b-3.

              (8) INCENTIVE STOCK OPTIONS. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

                   (A) VALUE OF SHARES. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                   (B) EXERCISE PRICE. The exercise price relating to any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option.

                   (C) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110 %) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

           (b) FREESTANDING STOCK APPRECIATION RIGHTS. The Committee shall have authority to grant a freestanding SAR that is not related to any Option. Freestanding SARs shall be subject to the following terms and conditions:

              (1) NUMBER OF SHARES. Each Award Agreement shall state the number of shares of Stock to which the freestanding SARs relate.

              (2) EXERCISE PRICE. Each Award Agreement shall state the exercise price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock (to which the freestanding SARs relate) on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof.

              (3) TERM AND EXERCISABILITY OF FREESTANDING SARS. Each Award Agreement shall provide the exercise schedule for the freestanding SAR as determined by the Committee, PROVIDED that the Committee shall have the authority to accelerate the exercisability of any freestanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the freestanding SAR or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in paragraph
(b)(7) hereof. A freestanding SAR may be exercised, as to any or all full shares of Stock as to which the freestanding SAR has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the freestanding SAR is being exercised. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

              (4) PAYMENT. A freestanding SAR shall entitle the holder thereof, upon exercise of the freestanding SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (5) below.

              (5) AMOUNT PAYABLE. Upon the exercise of a freestanding SAR, the Participant shall be entitled to receive an amount determined by multiplying
(i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of such SAR by (ii) the number of shares of Stock as to which such freestanding SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any freestanding SAR by including such a limit at the time it is granted.

              (6) FORM OF PAYMENT. Payment of the amount determined under paragraph (5) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the freestanding SAR or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 promulgated under the Exchange Act, no payment in the form of cash may be made upon the exercise of a freestanding SAR to a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act unless the exercise of such SAR is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings or is otherwise made under circumstances which comply with such Rule 16b-3.

              (7) TERMINATION. The terms and conditions set forth in Section 6(a)(6) hereof, relating to exercisability of Options in the event of termination of employment with the Company, shall apply equally with respect to the exercisability of freestanding SARs following termination of employment.

7.  LONG-TERM INCENTIVE COMPENSATION PROGRAM.

           Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. Awards may be granted in the form of Restricted Stock, Stock Units or Incentive Units.

           (a) RESTRICTED STOCK. The Committee shall determine the number of shares of Restricted Stock granted pursuant to the Award and the Performance Goals for the Performance Period, the attainment of which shall cause the restrictions to lapse in whole or in part and allow all or a specified portion of the Restricted Stock to vest, as specified in the Award Agreement.

              (1) RESTRICTIONS. During the Performance Period, shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Certificates for shares of Stock issued pursuant to Awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. During the Performance Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee.

              (2) OWNERSHIP. Except to the extent otherwise set forth in the Award Agreement, during the Performance Period the Participant shall possess all incidents of ownership of such shares, subject to Section 7(a)(1), including the right to receive dividends with respect to such shares and to vote such shares.

           (b) INCENTIVE UNITS. The Committee shall determine the value of Incentive Units granted pursuant to the Award and the Performance Goals for the Performance Period with respect to such Award. Unless other-wise provided by the Committee in connection with specified terminations of employment, payment in respect of Incentive Units shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages (which may be greater than one hundred percent (100%)) of the value of the Incentive Units shall be paid.

           (c) STOCK UNITS. The Committee shall determine the number of Stock Units granted pursuant to the Award and the Performance Goals for the Performance Period with respect to such Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of the Stock Units shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which payment shall be made in respect of specified percentages (not to exceed one hundred percent (100%)) of such Stock Units.

              (1) DERS. (A) Outstanding Stock Units shall be credited with DERs based upon dividends paid on outstanding shares of Stock between the date such Stock Units are granted and the date of payment in respect of such Stock Units. Such DERS, once credited, shall be converted into an equivalent number of Stock Units (including fractional Stock Units).

                        (B) DERs based on dividends paid in cash shall be credited, as of each dividend payment date, in accordance with the following formula:

                             (A x B) / C

    in which "A" equals the number of shares to which the Stock Units relate, "B" equals the cash dividend per share and "C" equals the Fair Market Value per share of Stock on the dividend payment date.

                   (C) If a dividend is paid in property other than cash, DERs shall be credited, as of the dividend payment date, in accordance with the formula set forth above, except that "B" shall equal the fair market value per share of the property that the holder of the Stock Unit would have received in respect of the number of shares of Stock underlying such Stock Unit had such shares been owned as of the record date for such dividend.

           (d) TIME AND FORM OF PAYMENT. Unless otherwise determined by the Committee, all payments in respect of Stock Units and Incentive Units granted under this Section 7 shall be made within a reasonable period after the end of the Performance Period. Payments in respect of Stock Units and Incentive Units shall be made either in cash or in Stock, or in combination of cash and Stock, as determined by the Committee. For purposes of the preceding sentence,
(1) the Fair Market Value of Stock (as of the date of payment) delivered in full or partial payment of Incentive Units shall equal the portion of the value of Incentive Units (determined as of the end of the Performance Period) with respect to which such payment is being made and (2) the amount of cash delivered in full or partial payment of Stock Units shall equal the Fair Market Value (as of the end of the Performance Period) of the number of shares of Stock relating to the Stock Units with respect to which such cash payment is being made.

           (e) TERMINATION AND MISSED PERFORMANCE GOALS. Subject to such exceptions as may be determined by the Committee, if the Participant's continuous employment with the Company or any of its Subsidiaries shall terminate for any reason prior to the expiration of the Performance Period of an Award, or to the extent any Performance Goals for the Performance Period are not met, (i) any shares of Restricted Stock remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred Terry Oltrogge, and reacquired by, the Company at no cost to the Company and (ii) any and all rights to payment in respect of Incentive Units and Stock Units shall be forfeited by the Participant.

8.  ANNUAL INCENTIVE COMPENSATION PROGRAM.

           Awards granted pursuant to this Section 8 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

           (a) IN GENERAL. The Committee shall determine the amount of each Annual Incentive Compensation Award and shall specify with respect to a Performance Period the Performance Goals applicable to the Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Annual Incentive Compensation Awards shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages (which may not be greater than one hundred percent (100%)) of the Annual Incentive Compensation Award shall be paid.

           (b) TIME AND FORM OF PAYMENT. Unless otherwise determined by the Committee, all payments in respect of Annual Incentive Compensation Awards granted under this Section 8 shall be made within a reasonable period after the end of the Performance Period. Payments shall be made either in cash or in Stock, or in a combination of cash and Stock, as determined by the Committee. For purposes of the preceding sentence, the Fair Market Value of Stock (as of the date of payment) delivered in full or partial payment of Annual Incentive Compensation Awards shall equal the portion of the value of Annual Incentive Compensation Awards (determined as of the end of the Performance Period) with respect to which such payment is being made.

           (c) TERMINATION AND MISSED PERFORMANCE GOALS. Subject to such exceptions as may be determined by the Committee, if the Participant's continuous employment with the Company or any of its Subsidiaries shall terminate for any reason prior to the expiration of the Performance Period of an Award, or to the extent that any Performance Goals for the Performance Period are not met, any and all rights to payment in respect of Annual Incentive Compensation Awards shall be forfeited by the Participant.

9.  GENERAL PROVISIONS.

           (a) COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

           (b) NONTRANSFERABILITY. Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

           During an Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (y) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status or (z) the award is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the Option to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant may, upon written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited Terry Oltrogge, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; PROVIDED that no such transfer by any Participant may be made in exchange for consideration.

           (c) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

           (d) WITHHOLDING TAXES. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

           Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

           Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation. A Participant's election to pay his or her withholding tax obligation (in whole or in part) by the method described in (b)(1) above is irrevocable once it is made, may be disapproved by the Committee and, if made by any director, officer or other person who is subject to Section 16(b) of the Exchange Act, must be made
(x) only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following the date of such release or (y) not less than six (6) months prior to the date such Participant's withholding tax obligation arises.

           (e) AMENDMENT AND TERMINATION OF THE PLAN. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; PROVIDED that no amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 promulgated under the Exchange Act shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan shall automatically terminate ten (10) years after the adoption of the Plan by the stockholders. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

           (f) PARTICIPANT RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Stock certificate to him for such shares.

           (g) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

           (h) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           (i) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

           (j) EFFECTIVE DATE. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void.

           (k) BENEFICIARY. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

           (l) INTERPRETATION. The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and all provisions hereof shall be construed in a manner to so comply.

                                SAMSONITE CORPORATION
                    11200 East 45th Avenue, Denver, Colorado 80239
         This proxy is solicited on behalf of the Board of Directors for the
                                  Annual Meeting on
                                    June 27, 1996


    The undersigned shareholder hereby appoints Richard R. Nicolosi and Thomas
R. Sandler, and each of them, proxies, with the powers the undersigned would possess if personally present and with full power of substitution, to vote all common shares of the undersigned in Samsonite Corporation at the annual meeting of stockholders to be held in Auditorium B on the Fifth Floor at the offices of Bear, Stearns & Co. Inc. located at 245 Park Avenue in New York, New York, at 10:00 A.M. local time, on June 27, 1996, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card. IF NO DIRECTIONS ARE GIVEN, THE EXECUTED PROXIES WILL VOTE FOR PROPOSALS 1, 2, 3 AND 4 AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE                 SEE REVERSE
                                                               SIDE

/X/ Please mark
    votes as in
    this example


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4

1.  Election of Directors
    NOMINEES: ROBERT L. ROSEN, MARC J. ROWAN, AND STEPHEN J. SOLARZ
         FOR                 WITHHELD
          / /                   / /

    / /
       -----------------------------------------------
       For all nominees except as noted above.

2.  Approval of the Samsonite Corporation 1996 Directors' Stock Plan.

    FOR   AGAINST   ABSTAIN
     / /     / /       / /

3. Authorization of additional shares for issuance under the Samsonite Corporation 1995 Stock Option and Incentive Award Plan.

    FOR   AGAINST   ABSTAIN
     / /     / /       / /

4.  Ratification of Auditors.

    FOR   AGAINST   ABSTAIN
     / /     / /       / /


  MARK HERE        / /
  FOR ADDRESS
  CHANGE AND
  NOTE AT LEFT

Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.